Events After the Reporting Period	12 Months Ended
Dec. 31, 2024
Events After the Reporting Period [Abstract]
Events after the reporting period

Note 32. Events after the reporting period

The Group has evaluated events occurring between January 1, 2025, and the date of authorization of the financial statements. The following significant events were identified:

Changes in Board of Directors and Senior Manager

Since January 2025 and up to the publication date of this report, the Senior Management has undergone several changes as follows:

On January 29, 2025, the Board of Directors appointed Ms. Melissa Angelini and Dr. Camilo Camacho as the Company’s Interim Co-Chief Executive Officers (and principal executive officers), Ms. Angelini and Dr. Camacho succeed Mr. Jose Antonio Vieira, who notified the Board on January 28, 2025 of his resignation as Chief Executive Officer of the Company.

On July 25, 2025, the Board of Directors make the decisions to relieved Mr. Camilo Camacho duties as Interim Co-Chief Executive Officer of the Company and appointed Mr. Luis Palacios as Chief Commercial Officer.

Financial Restructuring

In April 2025, the Group completed a comprehensive restructuring of its financial indebtedness, which included Category 4, the NPA, obligations with BTG (both COP- and USD-denominated), and the Club Deal.

Category 4 represents the most significant portion of the Group’s financial liabilities, totaling approximately USD 187.9 million. Under the renegotiated terms, principal repayments are scheduled between 2028 and 2029. Interest will begin to accrue and become payable as from January 2027 at the agreed contractual rate.

The restructuring resulted in revised contractual conditions, including new interest rates, updated amortization schedules, and enhanced collateral and guarantees.

The key terms agreed upon as part of the restructuring are summarized below:

Accrued and unpaid interest corresponding to the period from August 2024 through April 2025, amounting to approximately USD 15 million, was settled through the issuance of shares rather than in cash. These shares form part of the total package of 2,191,041,129 shares issued in connection with the overall restructuring transaction. From April 2025 through December 31, 2026, the financial institutions agreed to a temporary 0% interest rate. For the remaining term of the restructured loans, new interest rates were agreed, replacing the rates established under the previous agreements.

For 2026, this renegotiation did not involve the establishment of financial ratios as the previous ones but rather certain quarterly EBITDA levels were agreed. In accordance with the financial covenants established with lending institutions, the Company has committed to maintaining specific EBITDA levels for the fiscal year 2026. Based on the current financial projections, the Company is on track to meet these agreed-upon EBITDA thresholds. These projections reflect a stable operational performance and continued cost discipline, supporting the Company’s ability to comply with its debt obligations and maintain a healthy financial position.

Starting in March 2027, the covenant commitments for Category 4 include:

●	Leverage ratio (Total Consolidated Debt / EBITDA), starting at 5.00:1 in March 2027 and gradually decreasing to 3.50:1 by December 2029.

●	Interest coverage ratio (Consolidated EBITDA / Consolidated Interest Expense), starting at 2.00:1 in March 2027 and gradually increasing to 2.50:1 by September 2028 and for each fiscal quarter-end thereafter.

Private Capital Raise and Conversion of the Secured Convertible Notes

On April 3, 2025, the Group entered into the 2025 Subscription Agreements with several investors for them to subscribe and purchase Ordinary Shares of the Group as follows:

a.	an aggregate subscription amount of US$37,822,500 by Chemo Project S.A. and Becaril S.A., collectively,

b.	an aggregate subscription amount of US$37,822,500 by Flying Fish Ventures L.P., Saint Thomas Commercial S.A. and Santana S.A., collectively,
c.	a subscription amount of US$10,000,000 by Compañía de Seguros de Vida Consorcio Nacional de Seguros S.A.,

d.	a subscription amount of US$2,105,000 by BTG Pactual Chile S.A. Corredores de Bolsa,

e.	a subscription amount of US$1,500,000 by BTG Pactual Chile S.A. Corredores de Bolsa, and

f.	a subscription amount of US$750,000 by Corales, LLC.

Following these subscriptions, these shareholders together now hold approximately 90% of the outstanding shares of the Group.

On April 9, 2025 the Company issued (i) 1,425,629,653 Ordinary Shares to the investors under the 2025 Subscription Agreements at a price per share of U.S.$0.06313, (ii) 633,613,175 Ordinary Shares issued upon conversion of the Secured Convertible Notes, which amounted to U.S.$41,104,097 including total principal and accrued interest as of that date; as a result of certain amendments to the Secured Convertible Notes, Hoche assigned part of its rights to Chemo Project S.A. and Flying Fish Ventures L.P.: accordingly, of the Ordinary Shares issued upon conversion, 11,497,438 and 11,497,437 were issued to those entities, respectively; and (iii) Warrants in an aggregate “face amount” of $10 million in connection with the conversion of the Secured Convertible Notes, and (iv) 131,798,311 Ordinary Shares to other shareholders.

The Delisting of our Ordinary Shares from the Nasdaq

On January 31, 2025, the Company received a letter from the Nasdaq Hearings Panel (the “Panel”), which notifies the Company that the Panel determined to delist the Company’s Ordinary Shares from Nasdaq as a result of the Company’s failure to demonstrate compliance with certain Nasdaq Listing Rules. As a result, the Company’s Ordinary Shares were suspended from trading on the Nasdaq on February 4, 2025 and removed from listing under Section 12(b) of the Exchange Act on July 21, 2025. The Company’s Ordinary Shares have been traded on the OTC Expert Market under the symbol “PROCF,” on an “unsolicited only” basis since the Nasdaq suspended the trading of our Ordinary Shares on February 4, 2025.

The lack of an active trading market may limit the liquidity of an investment in our Ordinary Shares, these factors may affect the price of our Ordinary Shares, and the valuation of our warrant liabilities and shares in an escrow.

Sale of Softgel Production Facility — West Palm Beach, Florida

On December 12, 2025, the Company completed the sale of its Softgel production facility and research and development center located in West Palm Beach, Florida, which had been acquired in January 2022. The Facility was a U.S.-based asset used in the Company’s manufacturing operations. The transaction was negotiated and executed at arm’s length with an independent third party. The aggregate consideration received was approximately $4.5 million.